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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): 04/29/2005

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

               TX                                             74-1787539
 (State or Other Jurisdiction of                           (I.R.S. Employer
 Incorporation or Organization)                          Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act(17CFR240.13e-4(c))



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                       Items to be Included in this Report


Item 7.01.    REGULATION FD DISCLOSURE

The following information, including Exhibits 99.1 and 99.2, is furnished under
Item 7.01, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On April 29, 2005, the registrant issued a press release announcing a planned strategic realignment of its businesses to enhance shareholder value. Also on April 29, 2005, the registrant issued a press release addressing questions and answers associated with the planned strategic realignment.

The press releases are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press Release of Clear Channel Communications issued April 29, 2005 Announcing Planned Strategic Realignment of its Business to Enhance Shareholder Value

         99.2 Press Release of Clear Channel Communications issued April 29, 2005 Addressing Questions and Answers Regarding the Planned Strategic Realignment



                                  Signature(s)

      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.



                                CLEAR CHANNEL COMMUNICATIONS, INC.

Date: April 29, 2005            By: /S/ HERBERT W. HILL, JR.
                                    -------------------------------------------
                                    Herbert W. Hill, Jr.
                                    Sr. Vice President/Chief Accounting Officer


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                                INDEX TO EXHIBITS

99.1 Press Release of Clear Channel Communications issued April 29, 2005 Announcing Planned Strategic Realignment of its Business to Enhance Shareholder Value

99.2 Press Release of Clear Channel Communications issued April 29, 2005 Addressing Questions and Answers Regarding the Planned Strategic Realignment